UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date Of Report  (Date Of Earliest Event Reported):  September 10, 2004

ADC TELECOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)

(952) 938-8080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Robert Annunziata, a member of the board of directors of ADC Telecommunications, Inc., has resigned from the board effective September 10, 2004.  Mr. Annunziata resigned because of personal reasons related to excessive personal and professional demands on his time.

On September 15, 2004, ADC Telecommunications, Inc., announced certain management changes as detailed in the press release attached as exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

99.1.                        Press release dated September 15, 2004, announcing certain management changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
(Registrant)

Date: September 15, 2004	By:	/s/ Gokul V. Hemmady
Gokul V. Hemmady
Vice President and Chief Financial Officer

ADC TELECOMMUNCIATIONS, INC.

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 15, 2004